Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, Mark W. Kowlzan, Chief Executive Officer of Packaging Corporation of America (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
        (1) The Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
        (2) The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark W. Kowlzan

Mark W. Kowlzan Chief Executive Officer
Dated: August 4, 2011